Exhibit 17(a)

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. RECEIVING FUTURE PROXY MATERIALS VIA E-MAIL If you would like to reduce the costs incurred by our company in sending proxy materials by mail, you can consent to receiving all future proxy statements, proxy cards and annual reports via e-mail. To sign up for e-mail delivery, please follow the instructions above under ‘‘Vote by Internet’’ and, when prompted, indicate that you agree to receive materials via e-mail in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. OHA INVESTMENT CORPORATION 1114 AVENUE OF THE AMERICAS, 27TH FLOOR NEW YORK, NY 10036 E84382-TBD OHA INVESTMENT CORPORATION The Board of Directors recommends a vote ‘‘FOR’’ Proposals 1 and 2. For Against Abstain 1. To approve the merger of Storm Acquisition Sub Inc., a wholly owned subsidiary of Portman Ridge Finance Corporation (‘‘PTMN’’), with and into OHA Investment Corporation (‘‘OHAI’’) (the ‘‘Merger Proposal’’), after which OHAI will merge immediately with and into PTMN. 2. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal. THIS PROXY IS REVOCABLE AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED ‘‘FOR’’ PROPOSALS 1 AND 2. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer Is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF OHA INVESTMENT CORPORATION [TBD], 2019 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [TBD], 2019 The Notice of Special Meeting of Stockholders, Proxy Statement/Prospectus and Proxy Card are available at the following website: www.proxyvote.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. . . E84383-TBD OHA INVESTMENT CORPORATION PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of OHA Investment Corporation, a Maryland corporation (the ‘‘Company’’), hereby appoints Steven T. Wayne and Cory E. Gilbert as proxies, with power to act without the other and with power of substitution, and authorizes them to represent the undersigned and vote, as designated on the other side, all the shares of common stock of the Company held of record by the undersigned stockholder, with all the powers that the undersigned would possess if personally present at the Special Meeting of Stockholders to be held on [TBD], 2019 beginning at [TBD], at the law office of Dechert LLP, located at 1095 Avenue of the Americas, 28th Floor, New York, New York 10036, or any postponement or adjournment thereof. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting. (Continued, and to be marked, dated and signed, on the other side)